Recovery of Erroneously Awarded Compensation - Restatement Determination Date:: 2023-10-31	12 Months Ended
Dec. 31, 2025
Erroneously Awarded Compensation Recovery
Restatement Determination Date	Oct. 31, 2023
Erroneous Compensation Analysis

Clawback Policy

The Board amended and restated in October 2023 its Recovery of Compensation for Accounting Restatements Policy (the “clawback” policy) with respect to incentive-based compensation. The clawback policy provides that in the event of a restatement of the Company’s financial results, the Compensation Committee is entitled to recover from executive officers any incentive-based compensation that would not otherwise have been awarded to such persons under the as-restated financial statements during the three years preceding the date of the restatement. A copy of our Recovery of Compensation for Accounting Restatements Policy was filed as an Exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.